UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9811 Katy Freeway, Suite 1200, Houston, TX		77024
(Address of principal executive offices)		(Zip Code)

(346) 359-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed by Great Lakes Dredge & Dock Corporation, a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on February 11, 2026, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Saltchuk Resources, Inc., a Washington corporation (“Saltchuk”), and Huron MergeCo., Inc., a Delaware corporation and a wholly owned subsidiary of Saltchuk (“Merger Sub”), on February 10, 2026.

Pursuant to the Merger Agreement, on March 4, 2026, Merger Sub commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), for $17.00 per Share (the “Offer Price”), net to the seller thereof in cash, without interest and subject to any required tax withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of March 4, 2026 (together with any amendments and supplements thereto, the “Offer to Purchase”), and in the related Letter of Transmittal.

The Offer expired one minute after 11:59 p.m., New York City time, on March 31, 2026. According to Broadridge Corporate Issuer Solutions, LLC, the joint depositary and paying agent for the Offer (the “Depositary and Paying Agent”), as of the expiration of the Offer, 53,738,558 Shares were validly tendered in accordance with the terms of the Offer and “received” (within the meaning of Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”)) and not validly withdrawn, representing approximately 79.88% and at least one Share more than a majority of the issued and outstanding Shares as of the expiration of the Offer. The number of Shares tendered, together with the Shares directly or indirectly owned by Saltchuk, Merger Sub, and their respective wholly owned subsidiaries as of the expiration of the Offer, satisfied the Minimum Tender Condition (as defined in the Merger Agreement). On April 1, 2026, all conditions to the Offer having been satisfied or waived, Merger Sub accepted for purchase and payment all Shares validly tendered (and not validly withdrawn) pursuant to the Offer as of the expiration of the Offer (the “Offer Acceptance Time”).

As a result of its acceptance of the Shares tendered in the Offer, Merger Sub acquired a sufficient number of Shares to complete the merger of Merger Sub with and into the Company (the “Merger”) without a vote of the stockholders of the Company pursuant to Section 251(h) of the DGCL. Accordingly, following the consummation of the Offer, Saltchuk and Merger Sub effected the Merger pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Saltchuk (the “Surviving Corporation”). In connection with the Merger, each Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) shares held in the treasury of the Company or owned of record by any subsidiary of the Company and shares owned of record by Saltchuk, Merger Sub (including shares irrevocably accepted for payment by Merger Sub in the Offer) or any of their respective wholly owned subsidiaries, in each case, other than those held on behalf of any third party and (ii) shares held by stockholders of the Company who have properly demanded appraisal of such shares of Company Common Stock under, and who comply in all respects with, Section 262 of the DGCL) was cancelled and converted into the right to receive the Offer Price in cash, without interest, and subject to any required tax withholding.

Pursuant to the terms of the Merger Agreement, at the Effective Time:

•

outstanding restricted stock unit awards that were subject solely to time-based vesting conditions (“Time-Based RSU Awards”) granted prior to the date of the Merger Agreement and outstanding as of the Effective Time became fully vested and were cancelled and each holder of such cancelled Time-Based RSU Award became entitled to receive a cash payment, without interest and less required withholdings, equal to the product of (i) the Offer Price and (ii) the number of Shares subject to such Time-Based RSU Award;

•

outstanding Time-Based RSU Awards granted after the date of the Merger Agreement but prior to the Effective Time vested on a pro-rated basis upon the consummation of the Merger based on the period of time that the award recipient was employed between the applicable date of grant and the closing date of the Merger relative to the full vesting period set forth in such Time-Based RSU Award, and each holder of any such Time-Based RSU Award became entitled to receive a cash payment, without interest and less required withholdings, equal to the product of (i) the Offer Price and (ii) the number of vested Shares subject to such Time-Based RSU Award. The portion of such Time-Based RSU Award that did not vest upon the Effective Time was replaced by a cash-based award of equivalent value (based on the Offer Price), with such award subject to the same time-based vesting conditions as applied to such unvested portion of the award prior to the Effective Time (each, a “Replacement Award”); provided, that upon a recipient’s (1) termination without Cause (as such term is defined in the recipient’s employment agreement or, if not applicable, in the Great Lakes Dredge and Dock Company, LLC Severance Pay Plan) or (2) in the case of a recipient with an employment agreement, resignation for Good Reason (as defined in the applicable employment agreement), in each case, following the Effective Time, 100% of the Replacement Award will immediately vest and become payable; provided, deferred stock units (“DSUs”) granted to non-employee directors pursuant to existing deferrals under the Great Lakes Dredge & Dock Corporation Director Deferral Plan following the date of the Merger Agreement became fully vested and were cancelled and each holder of any such cancelled DSU became entitled to receive a cash payment, without interest and less required withholdings, equal to the product of (i) the Offer Price and (ii) the number of Shares subject to such DSU;

•

outstanding restricted stock unit awards that were subject to performance-based vesting conditions (“Performance-Based RSU Awards”) became fully vested and were cancelled and each holder of any such cancelled Performance-Based RSU Award became entitled to receive a cash payment, without interest and less required withholdings, equal to the product of (A) the Offer Price and (B) the number of Shares earned or deemed earned with respect to such Performance-Based RSU Award, as determined as described below;

•

Performance-Based RSU Awards that were subject to performance-based vesting conditions that did not provide for a target level of performance (“Special PSUs”) were deemed to have achieved all applicable vesting conditions;

•

Performance-Based RSU Awards (other than Special PSUs) for which the applicable performance period ended prior to the date of the Merger Agreement were deemed achieved based on actual performance for such performance period;

•

Performance-Based RSU Awards (other than Special PSUs) for the 2026 annual performance period were deemed achieved at (A) the projected actual level of performance (as determined by the compensation committee of the Company’s board of directors), if performance goals had been established prior to the date of the Merger Agreement and (B) the target level of performance, if levels of performance had not been established prior to the date of the Merger Agreement; and

•	Performance-Based RSU Awards (other than Special PSUs) for the 2027 annual performance period were deemed achieved at the target level of performance.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 11, 2026, and is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on March 18, 2026, the Company and Saltchuk announced that Saltchuk had commenced a cash tender offer (the “Notes Tender Offer”) to purchase any and all of the Company’s outstanding 5.25% Senior Notes due 2029 (the “Notes”). In conjunction with the Notes Tender Offer, Saltchuk also commenced a consent solicitation (the “Consent Solicitation”) seeking consents (“Consents”) from holders of the Notes (collectively, the “Holders”) to amend certain provisions (the “Proposed Amendments”) of the indenture, dated as of May 25, 2021 (the “Indenture”), between Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the Company and the subsidiary guarantors party thereto, under which the Notes were issued. The Notes Tender Offer and Consent Solicitation are being made and are subject to the limitations, restrictions, terms and conditions set forth in Saltchuk’s Offer to Purchase and Consent Solicitation Statement, dated March 18, 2026 (the “Offer to Purchase and Consent Solicitation Statement”).

As of 5:00 p.m. New York City time on March 31, 2026 (the “Early Tender Deadline”), Saltchuk received the requisite Consents from Holders to effect the Proposed Amendments to the Indenture.

On April 1, 2026, the Company, the subsidiary guarantors party to the Indenture and the Trustee entered into a Supplemental Indenture to the Indenture (the “Supplemental Indenture”). The Supplemental Indenture amended the Indenture to, among other things, eliminate substantially all of the restrictive covenants, eliminate certain events of default and modify certain redemption notice requirements contained in the Indenture.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On April 1, the Company repaid in full all outstanding borrowings under its Second Amended and Restated Revolving Credit and Security Agreement, dated as of July 29, 2022, by and among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and PNC Bank, National Association, as administrative agent (as amended, modified, supplemented or restated through the date hereof, the “Credit Agreement”). Upon such repayment, the Credit Agreement was terminated and all commitments thereunder were cancelled. The Company effected these transactions in connection with its acquisition by Saltchuk on April 1, 2026 pursuant to the Merger Agreement, as further described in the Introductory Note of this Current Report on Form 8-K, which is incorporated herein by reference.

As a result of the termination of the Credit Agreement, all obligations of the Company and its subsidiaries thereunder were satisfied in full, and all liens, guaranties and security interests securing such obligations under the Credit Agreement were released.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On April 1, 2026, the Company (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (x) suspend trading of the Shares effective before the opening of trading on April 1, 2026, and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on Nasdaq. The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Change in Control of Registrant.

As a result of the consummation of the Offer and the Merger, there was a change in control of the Company, and the Company became a wholly owned subsidiary of Saltchuk. The Offer Price was funded through borrowings under Saltchuk’s existing credit facilities and from a refinancing and upsize of Saltchuk’s existing credit facilities. Information regarding Saltchuk’s credit facilities has been previously disclosed in Section 9 of the Offer to Purchase to the Tender Offer Statement on Schedule TO filed by Merger Sub and Saltchuk with the SEC on March 4, 2026, as subsequently amended, which is incorporated herein by reference. To the knowledge of the Company, there are no arrangements that may at a subsequent date result in a further change in control of the Company.

The information set forth in the Introductory Note and Items 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Lawrence A. Dickerson, Ronald R. Steger, Dana A. Armstrong, Lasse J. Petterson, Kathleen M. Shanahan and Earl L. Shipp each resigned as a director of the Company. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Merger Agreement, from and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time continued as the officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Mark N. Tabbutt, Jerald W. Richards, David R. Stewart, and Colleen Rosas. Information regarding the new directors has been previously disclosed in Schedule A of the Offer to Purchase to the Tender Offer Statement on Schedule TO filed by Merger Sub with the SEC on March 4, 2026, as subsequently amended, which is incorporated herein by reference.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub (except with respect to the name of the Surviving Corporation, which from and after the Effective Time is the name of the Company and except with respect to the provision that named the incorporator, which was omitted, and the provisions regarding indemnification, which were materially revised in accordance with the terms of the Merger Agreement), and, as so amended and restated, is the certificate of incorporation of the Surviving Corporation until further amended or restated as provided therein or by applicable law (the “Amended and Restated Certificate of Incorporation”). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with the Merger Agreement, as of the Effective Time, the bylaws of Merger Sub, as in effect as of the Effective Time, became the bylaws of the Surviving Corporation (except that references to the name of Merger Sub were replaced with the name of the Surviving Corporation and except with respect to the provisions regarding indemnification, which were materially revised in accordance with the terms of the Merger Agreement) (the “Amended and Restated Bylaws”), until amended as provided therein or in the Amended and Restated Certificate of Incorporation or by applicable law. A copy of such Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On April 1, 2026, the Company and Saltchuk issued a joint press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 1, 2026, Saltchuk purchased $258,134,000 aggregate principal amount of Notes validly tendered and not validly withdrawn prior to the Early Tender Deadline pursuant to the Notes Tender Offer.

For further information on the Notes Tender Offer and Consent Solicitation, including information with respect to the expiration date and the passage of the deadline for withdrawing tenders of Notes and validly revoking Consents, see (i) the joint press release issued by the Company and Saltchuk announcing early results with respect to the Notes Tender Offer and Consent Solicitation, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference, and (ii) the Offer to Purchase and Consent Solicitation Statement.

The Notes Tender Offer and the Consent Solicitation are only being made pursuant to the Offer to Purchase and Consent Solicitation Statement. This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 10, 2026, by and among Great Lakes Dredge & Dock Corporation, Saltchuk Resources, Inc. and Huron MergeCo., Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Great Lakes Dredge & Dock Corporation with the SEC on February 11, 2026).*

3.1	Third Amended and Restated Certificate of Incorporation of Great Lakes Dredge & Dock Corporation, dated April 1, 2026.

3.2	Third Amended and Restated Bylaws of Great Lakes Dredge & Dock Corporation, dated April 1, 2026.

4.1	Supplemental Indenture, dated April 1, 2026, by and among, Great Lakes Dredge & Dock Corporation, as issuer, the guarantors party thereto, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee.

99.1	Joint Press Release of Great Lakes Dredge & Dock Corporation and Saltchuk Resources, Inc., dated April 1, 2026 (incorporated herein by reference to Exhibit (a)(5)(viii) to the Schedule 14D-9/A filed by Great Lakes Dredge & Dock Corporation with the SEC on April 1, 2026).

99.2	Joint Press Release of Great Lakes Dredge & Dock Corporation and Saltchuk Resources, Inc., dated April 1, 2026 announcing the early results of the Notes Tender Offer and Consent Solicitation and execution of the Supplemental Indenture.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Vivienne R. Schiffer
Vivienne R. Schiffer
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary

Date: April 1, 2026